                                                                   EXHIBIT 10.38


                                     WAIVER
                                     ------

          WAIVER dated as of April 1, 2001 (this "Waiver") with respect to the
                                                  ------
Credit Agreement dated as of July 12, 1996, as amended by the First Amendment to Credit Agreement dated as of September 27, 1996, Amendment Two and Waiver to Credit Agreement dated as of July 4, 1997, Amendment Three to Credit Agreement (With Consent) dated as of August 13, 1997, Amendment Four to Credit Agreement dated as of April 8, 1998, Amendment Five and Consent and Waiver to Credit Agreement dated as of March 1, 1999, Amendment Six dated as of May 1, 1999, Amendment Seven and Consent and Waiver to Credit Agreement dated as of October 13, 1999, Amendment Eight and Consent and Waiver to Credit Agreement dated as of January 19, 2000, Amendment Nine and Consent and Waiver to Credit Agreement dated as of March 31, 2000 and the Amended and Restated Tenth Amendment and Waiver (the "Amended and Restated Tenth Amendment") dated as of December 29,
             ------------------------------------
2000 (the "Credit Agreement"), among PSC Scanning, Inc., formerly known as
           ----------------
SpectraScan, Inc. which was the successor by merger to PSC Acquisition, Inc. (the "Borrower"), PSC Inc. ("PSC"), the lenders party thereto (the "Lenders")
      --------               ---                                    -------
and Fleet National Bank, as administrative agent (the "Administrative Agent").
                                                       --------------------

                             W I T N E S S E T H :
                             ---------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have made Advances and other extensions of credit to the Borrower which remain outstanding;

          WHEREAS, certain Events of Default have occurred and are continuing;
and

          WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders are willing to, waive certain Events of Default and defer during the Waiver Period (as defined below) the payment of the Deferred Amounts (as defined below), but only on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1   Defined Terms. Unless otherwise defined herein,
                        -------------
capitalized terms used herein have the meanings assigned in the Credit Agreement and the other Loan Documents, and the following terms shall have the following meanings:

          "Deferred Amounts":  (a) $1,666,666.67 principal payment due on
           ----------------
     December 31, 2000 with respect to the Term Loan Advances, (b) $3,750,000 principal payment due on March 31, 2001 with respect to the Term Loan Advances and (c) the spread between (i) the contractual rate of interest due on the Advances pursuant to Section 2.07(a) of the Credit Agreement and
     (ii) the default rate of interest due on the Advances accruing upon the occurrence and during the continuance of a Default pursuant to Section 2.07(b) of the Credit Agreement.

          "Expiration Date":  April 13, 2001.
           ---------------

          "Effective Date":  the first date on which the conditions precedent
           --------------
     specified in Article V of this Waiver shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.

          "Waiver Period":  the period beginning on the Effective Date and
           -------------
     ending on the earlier of (a) the Termination Date or (b) the Expiration
     Date.

          "Specified Events of Default":  Events of Default arising or which may
           ---------------------------
     arise in respect of (i) Section 6.01(c) as a result of the Borrower's failure to satisfy covenants contained in Sections 5.04(a), (b), (c), (d), and (e) of the Credit Agreement and (ii) 6.01(e) of the Credit Agreement in connection with the Borrower's failure to make certain payments to Spectra-Physics, Inc. pursuant to the terms of the Subordinated Installment Promissory Note dated July 12, 1996.

          "Termination Date":  the date on which there is an event of
           ----------------
     termination as provided in Article III of this Waiver.

                                  ARTICLE II
                             LIMITATION ON REMEDIES

          Section 2.1  Waiver.  Subject to the terms and conditions hereof, the
                       ------
Administrative Agent and the Lenders hereby agree to waive during the Waiver Period the Specified Events of Default.

          Section 2.2  Deferral.  The Administrative Agent and the Lenders here
                       --------
by agree to defer payment by the Borrower of the Deferred Amounts during the Waiver Period; provided, that the Deferred Amounts shall be paid in full in cash
               --------
immediately upon the earlier of the Termination Date or the Expiration Date; it being understood that during the Waiver Period the Borrower shall continue to pay the contractual rate of interest due on the Advances pursuant to Section 2.07(a) of the Credit Agreement.

                                  ARTICLE III
                          WAIVER EVENTS OF TERMINATION

          Upon the occurrence of any of the following events:

          (a) the Borrower or any other Loan Party shall default in the observance or performance of any agreement or covenant contained in this Waiver;

          (b) the occurrence of a Default or Event of Default (other than the Specified Events of Default); or

          (c) the exercise of any rights or remedies by the holders of Subordinated Debt, including without limitation, the acceleration of any amounts due or to become due under the Subordinated Debt Documents;

then, and in any such event, the provisions of Article II of this Waiver shall immediately and automatically terminate and thereafter such Article shall have no force or effect.

                                  ARTICLE IV
                      OVERRIDE AGREEMENTS OF THE BORROWERS

          Section 4.1  Override Agreements.  (a)  The Borrower and the Lenders
                       -------------------
hereby confirm, reaffirm and restate as of the date hereof their agreements contained in Article V of the Amended and Restated Tenth Amendment; it being understood that references in Article V of the Amended and Restated Tenth Amendment to "Waiver Period" shall be deemed to mean the "Waiver Period" as defined in this Waiver.

          (b) Notwithstanding anything to the contrary set forth in the Credit Agreement, the Borrower shall pay interest on the unpaid principal amount of each Advance during the Waiver Period at the Prime Rate plus 2.00%. The Borrower shall pay interest on a monthly basis in arrears.

          Section 4.2  Override Agreements Deemed Agreements under the Credit
                       ------------------------------------------------------
Agreement. For purposes of the Credit Agreement, the agreements of the Borrower
---------
contained in this Article IV shall be deemed to be, and shall be, agreements under the Credit Agreement.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

          This Waiver shall not become effective unless and until each of the conditions precedent set forth below have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof:

          (a) Receipt by the Administrative Agent of counterparts of this Waiver, duly executed and delivered by the Borrower and the Guarantors;

          (b) Receipt by the Administrative Agent of a fully executed amendment and waiver (the "Subdebt Waiver") to the Securities Purchase Agreement dated as
                 --------------
of July 12, 1996, as amended, in form and substance satisfactory to the Administrative Agent.

          (c) Receipt by the Administrative Agent of all documents requested by the Administrative Agent in respect of Collateral.

          (d) Receipt by the Administrative Agent of payment in full in cash of the remaining $150,000 portion of the Extension Fee (as defined in the Amended and Restated Tenth Amendment).

          (e) Receipt by the Administrative Agent of payment in full in cash of its invoiced and unpaid fees and out-of-pocket expenses incurred in connection with the preparation and execution of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                                  ARTICLE VI
                                 INTERPRETATION

          Section 6.1  Continuing Effect of the Credit Agreement. The Borrower,
                       -----------------------------------------
the Guarantors, the Administrative Agent and the Lenders hereby acknowledge and agree that the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, as amended by this Waiver. Any terms or conditions contained in the Waiver shall control over any inconsistent term(s) or condition(s) in the Credit Agreement or the other Loan Documents.

          Section 6.2  No Limitation on Remedies after Waiver Period. The
                       ---------------------------------------------
Borrower and the Guarantors hereby acknowledge and agree that, at the end of the Waiver Period, the provisions of Article II of this Waiver shall become of no force and effect and the Administrative Agent and the Lenders shall be free, in accordance with the Credit Agreement and the other Loan Documents, to declare the Advances and all other amounts outstanding under the Credit Agreement to be due and payable and to exercise and enforce, or to take steps to exercise and enforce, all other rights, powers, privileges and remedies available to them under the Credit Agreement, any other Loan Document or applicable law on account of the Specified Events of Default (or any other Default or Event of Default) as if this Waiver had not been entered into by the parties hereto.

          Section 6.3  No Waiver; Other Defaults or Events of Default. (a)
                       ----------------------------------------------
Nothing contained in this Waiver shall be construed or interpreted or is intended as a waiver of any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document on account of the Specified Events of Default, except as expressly provided herein.

          (b) Nothing contained in this Waiver shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document on account of any Default or Event of Default other than the Specified Events of Default.

                                  ARTICLE VII
                                 MISCELLANEOUS

          Section 7.1  Representations and Warranties. The Borrower and the
                       ------------------------------
Guarantors hereby represent and warrant as of the date hereof that, after giving effect to this Waiver, (a) no Default or Event of Default has occurred and is continuing, except the Specified Events of Default, and (b) all representations and warranties of the Borrower and the Guarantors contained in the Loan Documents (with such term being deemed to include this Waiver and the Credit Agreement) are true and correct in all material respects with the same effect as if made on and as of such date, except that Section 6.01 of the Credit Agreement shall be deemed to exclude any Specified Events of Default.

          Section 7.2  Payment of Fees and Expenses. (a) The Borrower agrees to
                       ----------------------------
pay or reimburse the Administrative Agent upon demand, for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          (b) The Borrower further agrees to pay to the Administrative Agent, for the account of each Lender on a pro-rata basis, an extension fee in the amount $25,000 (the "Extension Fee"). The Extension Fee shall be deemed to be earned on the Effective Date and shall be payable on the earlier of (i) the closing of the sale of the Borrower's Webster, New York property, (ii) the Termination Date or (iii) the Expiration Date.

          Section 7.3  Counterparts. This Waiver may be executed by the parties
                       ------------
hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          Section 7.4  GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS
                       -------------
OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 7.5  Reservation of Rights. Notwithstanding anything contained
                       ---------------------
in this Waiver to the contrary, the Borrower and each Loan Party acknowledges that the Administrative Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time during the Waiver Period, any and all of their rights and remedies under (a) the Credit Agreement, any other Loan Document and applicable law in respect of the Specified Events of Default against any Person other than the Borrower or any Loan Party and (b) the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default other than the Specified Events of Default.

          Section 7.6  Consent of Guarantors. Each Guarantor hereby (a) consents
                       ---------------------
to the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees (and all security therefor) contained in the Credit Agreement and the other Loan Documents previously executed by it are, and shall remain, in full force and effect after giving effect to this Waiver and all other prior modifications to the Credit Agreement.

          Section 7.7  Waiver.  The Borrower and the Guarantors hereby release,
                       ------
waive, and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them have, may have, or might assert at the time of execution of this Waiver or in the future against the Administrative Agent, the Lenders and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Waiver, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations related to the Credit Agreement, any other Loan Document and/or the administration thereof or the Obligations created thereby, or (iii) any matter related to the foregoing.

          Section 7.8  Confirmation of Indebtedness. The Borrower and the
                       ----------------------------
Guarantors hereby confirm and acknowledge that, as of the Effective Date, (i) the Borrower is truly and justly indebted to the Lenders, without defense, counterclaim or offset of any kind, (ii) the Borrower is liable to the Lenders in respect of Advances in the aggregate principal amount of $101,500,000, and
(iii) each Guarantor is contingently liable to the Lenders pursuant to such guarantee.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                              PSC SCANNING, INC.



                              By:_____________________________________
                              Title:

                              FLEET NATIONAL BANK, as Agent, Issuing Bank and a Lender



                              By:_____________________________________
                              Title:



                              CITIZENS BANK OF MASSACHUSETTS, as a Lender



                              By:_____________________________________
                              Title:



                              HSBC BANK USA, as a Lender



                              By:_____________________________________
                              Title:



                              KEY BANK, as a Lender



                              By:_____________________________________
                              Title:



                              THE CHASE MANHATTAN BANK, as a Lender



                              By:_____________________________________
                              Title:



                              M&T BANK, as a Lender



                              By:_____________________________________
                              Title:

ACKNOWLEDGED AND AGREED



PSC INC.


By:____________________________
Title:



PSC AUTOMATION, INC.


By:____________________________
Title:



INSTAREAD CORPORATION


By:____________________________
Title:



PERCON INCORPORATED


By:____________________________
Title:



PSC BELGIUM, INC.


By:____________________________
Title: